National Fuel Gas Company Investor Presentation May 2013 Exhibit 99

National Fuel Gas Company

Safe Harbor For Forward Looking Statements
May 2013
This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,”
“forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements:  factors affecting the
Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; changes in the price of natural gas or oil;
impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions; changes in the availability, price or accounting treatment of derivative financial instruments;
governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; changes in price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value, geographic location or delivery date; significant differences between the Company’s projected and actual capital expenditures and operating expenses; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities.  Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.  Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves.  Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com. You can also obtain this form on the SEC’s website at www.sec.gov.
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors” in the
Company’s Form 10-K for the fiscal year ended September 30, 2012 and Forms 10-Q for the periods ended December 31, 2012 and March 31, 2013. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

National Fuel Gas Company

Our Business Mix Leads to Long-Term Value Creation
Upstream
Crude Oil
Midstream Downstream
National Fuel Gas
Supply Corporation
Empire Pipeline, Inc.
National Fuel Gas
Midstream Corporation
National Fuel Gas
Distribution
Corporation
National Fuel
Resources, Inc.
The strategic, operational and financial benefits, along with capital flexibility and consistent growth opportunities generated by this integrated mix of businesses continues to create significant long-term value for the Company’s shareholders in nearly all economic and commodity price scenarios
Upstream
Natural Gas
Seneca Resources
Corporation
(West Division)
Seneca Resources
Corporation
(East Division)
May 2013

Lake Ontario
CANADA
Buffalo
Lake Erie
NY
PA
OH
PA
Newark
NATIONAL FUEL GAS OPERATING AREA & ASSETS
National Fuel
Miles
0
25
EMPIRE PIPELINE
NATIONAL FUEL GAS SUPPLY CORPORATION
NATIONAL FUEL MIDSTREAM
SENECA RESOURCES CORPORATION PARCEL/LEASE AREA
NATIONAL FUEL GAS DISTRIBUTION CORPORATION SERVICE TERRITORY
MARCELLUS SHALE FAIRWAY

National Fuel

National Fuel Gas Company 4 Integrated Businesses with Significant Marcellus Exposure… May 2013

Lake Ontario
CANADA
Buffalo
Lake Erie
NY
PA
OH
PA
Niagara
Orleans
Monroe
Genesee
Wyoming
Livingston
Ontario
Yates
Erie
Chautauqua
Allegany
Steuben
Oswego
Onondaga
Oneida
Herkimer
Fulton
Montgomery
Madison
Cayuga
Otsego
Schoharie
Tompkins
Cortland
Chenango
Delaware
Chemung
Broome
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Sullivan
Pike
Orange
Crawford
Forest
Venango
Elk
Lycoming
Clarion
Clearfield
Centre
Union
Snyder
Luzerne
Carbon
Schuylkill
Butler
Armstrong
Indiana
Allegheny
Westmoreland
Cambria
Blair
Somerset
Bedford
Fayette
Newark
NATIONAL FUEL GAS OPERATING AREA & ASSETS
National Fuel
Miles
0
25
EMPIRE PIPELINE
NATIONAL FUEL GAS SUPPLY CORPORATION
NATIONAL FUEL MIDSTREAM
SENECA RESOURCES CORPORATION PARCEL/LEASE AREA
NATIONAL FUEL GAS DISTRIBUTION CORPORATION SERVICE TERRITORY
UTICA SHALE GAS PLAY

National Fuel

National Fuel Gas Company 5 …And Exposure to Growth from the Utica Shale May 2013

National Fuel Gas Company

EBITDA Growth Driven by Stability and Continued Success
$164
28%
$167
26%
$169
25%
$160
23%
$171
22%
$131
23%
$121
19%
$
111
17%
$137
19%
$153
20%
$280
48%
$327
52%
$377
57%
$397
56%
$427
56%
$581
$632
$668
$704
$768
$0
$250
$500
$750
$1,000
2009 2010 2011 2012 12 Months Ended
3/31/2013
Fiscal Year
Utility Segment
Exploration & Production Segment
Midstream, Energy Marketing & Other
Pipeline & Storage Segment
May 2013
Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.

National Fuel Gas Company

Capital Spending Flexibility to Maintain Financial Strength
Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
(1) Does not include the $34.9 MM Seneca Resources Corporation’s acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the Statement of Cash Flows, and was not included in the Exploration & Production segment’s Capital Expenditures
$56
$58
$58 $58
$65-$70
$65-$70
$53
$38
$129
$144
$70-$90
$80-$100
$81
$50-$75
$75-$125
$188
$398
$649
$694
$525-
$585
$550-
$650
$307
(1)
$501
$854
$977
$710-$820
$770-$945
$0
$250
$500
$750
$1,000
$1,250
2009 2010 2011 2012 2013 Forecast 2014 Forecast
Fiscal Year
Utility Segment
Exploration & Production Segment
Midstream, Energy Marketing & Other
Pipeline & Storage Segment
May 2013

Total Debt
(1)
45%
National Fuel Gas Company

Strong Balance Sheet and Liquidity Position
$3.691 Billion
As of March 31, 2013
Note:  A reconciliation of Adjusted EBITDA to Net Income is included at the end of this presentation
(1) Long-Term Debt of $1.649 billion
Debt / Adjusted EBITDA Capitalization
The Company has a total short-term debt capacity of
$1.085 billion of which all remains available
Fiscal Year
May 2013
Shareholders’
Equity
55%
2009
2010
2011
2012
12-Months
Ended
3/31/13
0.0
0.5
1.0
1.5
2.0
2.5
2.02
1.98
1.75
1.89
2.00

Uses
Sources
$ Millions
Sources
Uses

National Fuel

National Fuel Gas Company

Forecasted Cash Flow Position for Fiscal Year 2013
Fiscal 2013 Cash from
Operations will likely
equal or exceed Capital
Expenditures
$775
$ 495
$765
$123
$421
$0
$500
$1,000
$1,500
Debt Repayment
Dividend
CapEx
Cash on Hand
New Financing
Asset Sales & Other
May 2013
Cash from Ops

Annual Dividend Rate
1970
1975
1980
1985
1990
1995
2000
2005
2010

National Fuel

National Fuel Gas Company

Dividend Track Record
Current
Dividend Yield
(1)
2.3%
Dividend Consistency
Consecutive Dividend Payments 110 Years
Consecutive Dividend Increases 42 Years
Current Annualized Dividend Rate $1.46 per Share
(1) As of April 30, 2013
$0.00
$0.50
$1.00
$1.50
$2.00
Annual Rate at Fiscal Year End
May 2013

Bakersfield
Los Angeles

Rochester
Buffalo
Albany
Erie
New York
Pittsburgh
Harrisburg

SENECA RESOURCES

May 2013 Exploration & Production 11

Capital Expenditures ($ Millions)

SENECA RESOURCES

May 2013
Seneca Resources

Efficiently Deploying Capital Towards the Best Opportunities
$31
$28
$47
$63
$80-$110
$90-$130
$139
$356
$596
$631
$445-
$475
$460-
$520
$188
(1)
$398
$649
$694
$525-$585
$550-$650
$0
$250
$500
$750
$1,000
2009 2010 2011 2012 2013 Forecast 2014 Forecast
Fiscal Year
Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)
(1)
Does not include the $34.9 MM acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the Statement  of Cash Flows, and was not included in Capital Expenditures

Annual Production (Bcfe)
2012 to 2014
~ 28% CAGR

SENECA RESOURCES

May 2013
Seneca Resources

Production Continues to Grow
20.1 19.8
19.2
20.5
20-22
21-23
8.7
16.5
43.2
62.9
90-96
111–119
13.7
13.3
5.2
42.5
49.6
67.6
83.4
110
-
118
132-142
0
25
50
75
100
125
150
2009 2010 2011 2012 2013 Forecast 2014 Forecast
Fiscal Year
Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)

May 2013
Seneca Resources

Continuing to Focus on Improving Its Cost Structure
Even after the new Pennsylvania Impact
Fee, 2012 unit cash costs decreased
from the prior year.  We expect this
trend to continue in Fiscal 2013.
(1) Represents the midpoint of current General & Administrative Expense guidance of $60 to $62 million, divided by the midpoint of current production guidance of 110 to 118 Bcfe
(2) Represents the midpoint of current Lease Operating Expense Guidance of $0.95 to $1.05 per Mcfe
$1.36
$1.27
$1.24
$1.08
$1.00 $1.00 (2)
$0.60
$0.69
$0.64
$0.73
$0.65
$0.54 (1)
$2.57
$2.42
$2.22
$2.09
$2.01
$1.82
$0.00
$1.50
$3.00
$4.50
2008 2009 2010 2011 2012 2013 Forecast
Fiscal Year
Property, Franchise & Other Taxes
Other O&M Expense
General & Administrative Expense
Lease Operating Expense

May 2013
Seneca Resources

California: Stable Production and Increasing Cash Flows
Net Acreage:  18,418 Acres
Net Wells:  1,478
Oil Gravity:  12 – 37° Api
NRI:  87.64
Rank Company
California
2012
BOEPD
(1)
1 Occidental 187,376
2 Chevron 160,611
3 Aera (Shell/Exxon) 143,983
4 Plains Exploration 36,365
5 Berry Petroleum 19,589
6 Macpherson Oil 10,416
7 Seneca Resources 10,154
8 Venoco Inc 6,113
9 E&B Natural Resources 6,042
10 ExxonMobil 3,664
(1) Gross operated production (Source: California Division of Oil, Gas, & Geothermal Resources)

0 5 10 20 Miles
Oil and Gas Fields
Visalia
DISTRICT 5
Coalinga
DISTRICT 4
Bakersfield
Bakersfield
DISTRICT 2
Ventura
DISTRICT 1
Cypress
Lancaster
Palmdale
Santa Clarita

SENECA RESOURCES

May 2013
Seneca Resources

California: Stable Production Fields
South Lost Hills
~1,500 BOEPD
Monterey Shale
Primary
219 Active Wells
Sespe
~1,100 BOEPD
Sespe Formation
Primary
172 Active Wells
North Lost Hills
~1,100 BOEPD
Tulare & Etchegoin Formation
Primary & Steamflood
175 Active Wells
North Midway Sunset
~4,100 BOEPD
Potter & Tulare Formation
Steamflood
728 Active Wells
South Midway Sunset
~1,200 BOEPD
Antelope Formation
Steamflood
110 Active Wells
East Coalinga
~100 BOEPD
Temblor Formation
Primary

May 2013
Seneca Resources

California: Strong Margins Support Significant Free Cash Flow
Average Revenue
(12 Months Ended 3/31/13)
$85.90 per BOE
$9.78
$3.35
$3.44
$2.28
$1.20
$65.85
Non-Steam Fuel LOE
Steam Fuel
G&A
Production & Other Taxes
Other Operating Costs
Adjusted EBITDA
Adjusted EBITDA per BOE
(1)
(12 Months Ended March 31, 2013)
(1)  Total production from the Exploration & Production segment’s properties in California  was 3,323 Mboe for the 12 months ended March 31, 2013.
Note: A reconciliation of Exploration & Production West Division Adjusted EBITDA to Exploration & Production Segment Net Income is included at the end of this presentation.

97 Pool
251 Pool
252 Pool
S Ext Pool
Section 19
Section 20

SENECA RESOURCES

May 2013
California: Midway Sunset South Activity Update
Seneca Resources
?
500’
2012 Drill Program:  21 Wells / 3 Injectors
2013 Drill Program:  23 Wells / 5 Injectors
2014 Drill Program:  23 Wells / 4 Injectors
0 ft
50 ft
100 ft
100 ft
50 ft
50 ft
Antelope “A-1”
and “A-2” Sands
Antelope “B”
and “C” Sands
Antelope “A-1” Sand
Seneca  232M
Extended 252 Pool to the West
Seneca 252I
Extended 252 Pool to the East
Seneca  222W
Extended S Ext Pool to the East
Seneca  251U
Extended 251 Pool to the West
100 ft
50 ft
100 ft
50 ft
0 ft
50 ft
0 ft
0 ft
0 ft
0 ft

2012 Drill Program
2013 Drilling Locations
Producers
Injectors
Producers
Injectors

29
28
27
32
33
34
Hunter-Rehart
Hunter-Rogers
Hunter-Rehart

WS 48-33
IP: 80 BOEPD
1 Oil 09/12
“X” SANDS ISOCHORE (Thickness)
Seneca Resources
California: Sespe Field – Drilling Programs and Results
1 Mile
Oak Flat 1-31
IP: 110 BOEPD
1 Oil 08/12
FA 502-33
IP: 75 BOEPD
1 Oil 1/13
FA 501-33
IP: 100 BOEPD
1 Oil 1/13
Oak Flat 2-31
IP: 100 BOEPD
1 Oil 08/12
TG 562-29
IP: 190 BOEPD
1 Oil 2/13
TG 53-29
IP: 90 BOEPD
1 Oil 3/13
2011 Sespe Wells (5)
2012 Sespe Wells (6)
2013 Sespe Wells (6)
2014 Sespe Wells (4)
May 2013
st
st
st
st
st
st
st

4
3
1
9
10
11
12
16
15
14
13
21
22
23
24
27
26
25
33
34
35
36
2
1

SENECA RESOURCES

May 2013
Seneca Resources

California: East Coalinga Overview
Seneca became operator on January 30, 2013
Previous Operator: Chevron
7,764 net acres
~170 wells (60 active)
~350 BOPD (Up from 230 BOPD on 1/30/13)
$30 million capital commitment over first
three years
$100 million of potential opportunities over
the next five to seven years
2013 Plans
Drill ~12 evaluation wells across acreage
block
Place ~50% of currently idled wells back on
production
Have put 20 on since 1/30/13
Upgrade surface facilities
Active Well
Idle Well

Average Daily Net Production (BOE per Day)
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13

SENECA RESOURCES

May 2013
Seneca Resources

California: Recent Initiatives Driving Near-Term Growth
Forecast
Key Areas of Focus in 2013
1. South Midway Sunset Field Extensions
2. Sespe Infill Drill Program
3. East Coalinga Evaluation
6,500
7,000
7,500
8,000
8,500
9,000
9,500
10,000
6,000

Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Tioga
Ashtabula
Crawford
Warren
McKean
Potter
Tioga
Bradford
Wayne
Forest
Cameron
Sullivan
Wyoming
Lackawanna
Trumbull
Mercer
Lycoming
Pike
Clarion
Jefferson
Clearfield
Clinton
Luzerne
Mahoning
Lawrence
Butler
Centre
Montour
Columbia
Monroe
Union
Carbon
Armstrong
Northumberland
Snyder
Northampton
Beaver
Schuylkill
Indiana
Lehigh
Mifflin
Allegheny
Juniata
Cambria
Huntingdon
Perry
Cumberland
Bedford
Fulton
Franklin
Adams
Morgan
Washington
Carroll
Berkeley
Frederick

SENECA RESOURCES

May 2013
Seneca Resources

Expansive Pennsylvania Acreage Position
SRC Lease Acreage
SRC Fee Acreage
Eastern Development Area
Net Acreage: 55,000 acres
Mostly leased (16-18% royalty)
No near-term lease expiration
First large expiration: 2018
Ongoing development drilling in
Tioga and Lycoming Counties
Western Development Area
Net acreage: ~720,000 acres
Own most mineral rights
Minimal royalty obligation
Minimal lease expiration
Evaluating rich-gas potential and
initiating dry gas development
NFG Storage Acreage

May 2013
Seneca Resources

Eastern Development Area (EDA)
DCNR Tract 595
Gross Production: ~80 MMcf per Day
34 Wells Drilled
26 Wells Producing
Covington – Fully Developed
Gross Production: ~60 MMcf per Day
47 Wells Drilled and Producing
DCNR Tract 100
Gross Production:  ~155 MMcf per Day
33 Wells Drilled
21 Wells Producing
SRC Lease Acreage
SRC Fee Acreage

May 2013
Seneca Resources

Lycoming and Tioga Counties Are Highly Productive Areas
Development Area
Producing
Well
Count
Average
IP Rate
(MMcf/d)
Average
7-Day
(MMcf/d)
Average
30-Day
(MMcf/d)
Average
EUR
per Well
(Bcf)
Average
Lateral
Length
EUR per
1,000’ of
Lateral
(Bcfe)
Covington
Tioga
County
47 5.2 4.7 4.1 5.7 4,023’ 1.42
Tract 595
Tioga
County
26 7.1 6.0 5.1 8.0 4,629’ 1.73
Tract 100
Lycoming
County
21 15.2 13.3 10.3 11.0 5,137’ 2.14

Warren
McKean
Forest
Elk
Cameron
ango
Clarion
Jefferson
1250
1200
1150
1100
1050

SENECA RESOURCES

May 2013
Seneca Resources

Western Development Area Marcellus Delineation Program
Owl’s Nest
2 Wells Drilled
3D Seismic Coverage Complete
Church Run
1 Well Drilled
Ridgway
1 Well Drilled
Rich Valley (1 Well)
Peak 7-Day IP: 7.8 MMcf per Day
30-Day Rate: 6.7 MMcf per Day
Estimated EUR: 7 Bcf
BTU
Contours
Clermont
Two Wells Drilled
Tionesta
1 Well Planned
SRC Lease Acreage
SRC Fee Acreage
Horizontal Well

McKean
Forest
Elk
Cameron
Clarion
Jefferson

SENECA RESOURCES

May 2013
Seneca Resources

Rich Valley/Clermont Marcellus Development Area
Rich Valley/Clermont Development Area
Area of high porosity and GIP
150-200 Horizontal Locations
Anticipated EURs: 5-8 Bcf
WDA Pilot Development Program
Upon completion of initial delineation
drilling, a pilot development program
will begin this summer.
Full development planned for 2014.
SRC Lease Acreage
SRC Fee Acreage
Delineation Well

NFG Pipeline
FM 120
5000 0 5000 ft

SENECA RESOURCES

May 2013
Marcellus Shale

Clermont / Rich Valley Pilot Development Project
Clermont
Rich Valley
Rich Valley 27H
7-day IP: 7.8 MMcf/d
30-day IP: 6.7 MMcf/d
Pad A: 2 Wells
Production: Q4 FY13
Pad N: 3 Wells
Production: Q3/Q4 FY14
Rich Valley 2 Well
Production: Q1/Q2 FY14
Marcellus Faults
Marcellus & Basement Faults
Pad E: 3 Wells
Production: Q3/Q4 FY14
nd

May 2013
Seneca Resources

Rich Valley 27H Type Curve
Lateral Length: 6,300’
Completion Stages: 42 (Reduced Cluster Spacing)
0.0
2.0
4.0
6.0
8.0
10.0
0 2 4 6 8 10 12
Months
Rich Valley 27H
7 Bcf Typecurve

Total Natural Gas Production (Mmcf per Day)
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4

SENECA RESOURCES

May 2013
Seneca Resources

Ongoing Production Growth in the East Division
Forecast
0
50
100
150
200
250
300
Tract 100 (Lycoming)
Tract 595 (Tioga)
Covington (Tioga)
WDA/Other
EOG JV
Shallow Devonian (Historical Production)

Crawford
Tioga
Geauga
Forest
Elk
Cameron
Venango
Trumbu
Clinton
Portage
Clarion
Jefferson
Mahoning
Clearfie
Butler
Beaver
Mifflin
Juniata
Hancock
Cambria
Blair
Huntingdon
Perry
Jefferson
Harrison
Brooke
Cumber
Ohio
Belmont
Somerset
Bedford
Fulton
Franklin
Fayette

SENECA RESOURCES

May 2013
Seneca Resources

Utica Shale – Activity Summary
Permitted
Drilled/Drilling
Completed
Producing
Range Resources
1.4 MMcfd
“Not Effectively Stimulated”
Mt. Jewett
Tested 3 Frac Stages at 1.6 MMcfd
(Typical Well: 17 Frac Stages)
2
nd
Horizontal: Moving in Rig
Rex
9.2 MMcfd
Henderson
Vertical Well: Tested
Tionesta
Horizontal: Completed Fall 2012
Peak 24-Hour Rate: 3.9 MMcfd
Range Resources
4.4 MMcfd
Chesapeake
6.4 MMcfd

NESS
BARTON
RICE
MCPHERSON
MAR
PAWNEE
DGEMAN
STAFFORD
RENO
EDWARDS
KANSAS
FORD
PRATT
SEDGWICK
KIOWA
KINGMAN
CLARK
COMANCHE
BARBER
HARPER
SUMNER

SENECA RESOURCES

May 2013
Seneca Resources

Initial Entry into the Mississippian Lime Play in Kansas
Total Net Acres: 9,300 Unit
30-day IP:
352 BOED
(92% Oil/NGLs)
The initial entry into the Mississippian Lime play furthers the Company’s goal of maintaining a significant contribution from oil-producing properties
100% working interest in 4,600
gross acres
25% net working interest in
18,500 gross acres
2013: Participate in 3 to 5
gross horizontal wells

Rochester
Buffalo
Albany
Erie
New York
Pittsburgh
Harrisburg

National Fuel

Midstream Businesses 32 Pipeline & Storage/NFG Midstream May 2013

Lake Ontario
KIRKWALL
UNION
CANADA
TCPL
EL PASO
Buffalo
Lake Erie
CORNING
NY
PA
OH
EL PASO
OVERBECK
LEIDY
CGTC
TRANSCO
DTI
TETCO
Pittsburgh
VA
ROCKIES EXPRESS
CLARINGTON
National Fuel
Miles
0
20
40
NATIONAL FUEL GAS OPERATING AREA
NFG SYSTEM EXPANSION

May 2013 Midstream Businesses 33 Pipeline Expansions to Transport Appalachian Production Line N Corridor Expansions Gathering Marcellus Production Shipping Gas to Canada & Northeast

TORONTO
Lake Ontario
KIRKWALL
UNION
CANADA
TCPL
EL PASO
Buffalo
Lake Erie
CORNING
MILLENNIUM
NY
PA
OH
DTI
EL PASO
OVERBECK
LEIDY
CGTC
TRANSCO
Pittsburgh
CLARINGTON
TETCO
National Fuel
Miles
0
20
40
NATIONAL FUEL GAS OPERATING AREA
NFG SYSTEM EXPANSION

National Fuel

May 2013
Midstream Businesses

A Closer Look at the Expansion Progress
LINE “N” 2013
EXPANSION
(Nov. 2013)
LINE “N”
EXPANSION
(In-Service)
MERCER
EXPANSION
PROJECT
(Nov. 2014)
WEST SIDE
EXPANSION
(2015)
LINE “N” 2012
EXPANSION
(In-Service)
TIONESTA
GATHERING
SYSTEM
(In-Service)
NORTHERN ACCESS
EXPANSION
(In-Service)
TIOGA COUNTY
EXTENSION
(In-Service)
CENTRAL TIOGA
COUNTY EXTENSION
(2015/2016)
COVINGTON
GATHERING
SYSTEM
(In-Service)
TROUT RUN
GATHERING SYSTEM
(In-Service)
MT. JEWETT
GATHERING SYSTEM
(Under Construction)

Ohio
Pennsylvania
MERCER
TGP
ELWOOD CITY
TCO
DTI
(PROPOSED)
THREE RIVERS
EQT
MARKWEST
HOUSTON
BUFFALO
COMPRESSOR
STATION
West Virginia
Pennsylvania
HOLBROOK
TETCO
WAYNESBURG
DTI & TCO
(PROPOSED)
Legend
Pennsylvania
Maryland

May 2013
Midstream Businesses

Pursuing Additional Opportunities Near the Line N Corridor
Activity in the Marcellus and Utica shales
along the Pennsylvania/Ohio border
continues to remain robust
NFG Supply Corporation’s  Line N system is
well-positioned for continued expansion
NFG Midstream Corporation is focused on
building new high-pressure wet and dry gas
gathering systems
Significant expansion opportunities may be
present in the next few years
2013: Smaller pipeline expansions
2014+: Larger expansion projects, possibly
including an integrated wet gas solution,
with NFG Midstream focused on the high-
pressure wet gas gathering systems and
NFG Supply transporting dry gas on its
interstate system
Line N
Focus Area

Bradford County
Mansfield
TGP
Wellsboro
Covington
MIDSTREAM COVINGTON
Tioga County
Blossburg
Morris
Lycoming County
MIDSTREAM TROUT RUN
Trout Run
Waterville
Cogan Station
TRANSCO
Williamsport
Linden
Legend
NFG MIDSTREAM PIPELINE
SENECA RESOURCES LEASEHOLD

➢

➢

➢

National Fuel

May 2013
Midstream Businesses

NFG Midstream is Focused on Serving Appalachian Producers
Midstream’s gathering systems are
critical to unlock remote, but highly
productive Marcellus acreage
History of operational success and
efficiency within Pennsylvania
Current focus is on developing and
expanding gathering infrastructure
for both Seneca and other producers
in the Appalachian Basin

Rochester
Buffalo
Albany
Erie
New York
Pittsburgh
Harrisburg

National Fuel
Distribution Corporation

May 2013 Utility 37

ROCHESTER
BUFFALO
ALBANY
NEW YORK

Return on Equity
30%
20%
10%
0%
Allowed ROE (9.1%)
10.6%
10.5%
12.6%
12.6%
2010
2011
2012
12 Months Ended 03/31/13

May 2013
Total Customers: 520,000
Rate Mechanisms:
Revenue Decoupling
Weather Normalization
Low Income Rates
Choice Program/Purchase of
Merchant Function Charge
90/10 Sharing (Large Customers)
Natural Gas Vehicle Pilot Program
Allowed ROE: 9.1%
Utility

New York Service Territory
(Uncollectibles Adjustment)
Return on Equity
Fiscal Year
Receivables (POR)

May 2013
Utility

New York - Earnings Sharing Proposal and Show Cause Order
March 27, 2013
Filed a plan with the NY PSC
to adopt an earnings
sharing and stabilization
mechanism on earnings
above a 9.96% ROE
April 19, 2013
NY PSC issued an Order
to Show Cause (OTSC)
commencing a
proceeding to establish
“temporary rates”
June 1, 2013
OTSC suggests
“temporary rates” could
become effective
May 8, 2013
Company responds to
OTSC
Further proceedings
would follow to establish
permanent rates
Most recent NY PSC multi-
year plan include:
ROE: 9.4%
Equity Ratio: 48%
National Fuel continues to
maintain a dialogue with
regulators and is
responding to the OTSC

ERIE
PITTSBURGH
HARRISBURG

Allowed ROE (N/A)
Return on Equity
30%
20%
10%
0%
14.7%
18.8%
12.5%
15.9%
2010
2011
2012
12 Months Ended 03/31/13

May 2013
Utility

Pennsylvania Service Territory
Total Customers: 213,000
Rate Mechanisms:
Low Income Rates
Choice Program/Purchase of
Merchant Function Charge
Allowed ROE: N/A
(1)
(1) Black Box Settlement
Return on Equity
Fiscal Year
Receivables (POR)

May 2013
Utility

Consistently Delivering Excellent Customer Service
National Fuel has ranked 2
nd
among Gas Utilities in the
East Region for business customer service in each of the
past three years and continues to focus on safety,
corporate citizenship and quality customer service
Study Year
(March)
Customer Satisfaction
Study Rank
2013 #2
2012 #2
2011 #2
and $50,000 monthly on natural gas.
Source: J.D. Power and Associates Gas Utility Business Customer Satisfaction Study for the years 2009-2013 - businesses that spend between $200

Usage Per Account(1) (Mcf)
110
105
100
95
90
85
80
2009
2010
2011
2012
2013

Usage Per Account(1) (Mcf)
30,000
28,000
26,000
24,000
22,000
20,000
2009
2010
2011
2012
2013

National Fuel
Distribution Corporation

May 2013
Utility

Lower Natural Gas Prices Led to Increased Normalized Usage
Residential Industrial
(1) Weighted Average of New York and Pennsylvania service territories (assumes normal weather)
Industrial load increasing
slightly for Fiscal Year 2013
Twelve Months Ended March 31 Twelve Months Ended March 31
102.3
98.5
97.8
101.5
100.8
26,410
24,227
25,838
25,290
27,886

Utility

Continued Cost Control Helps Provide Earnings Stability
Low natural gas prices,
combined with a focus on
cost control, continue to
help reduce expenses
$178
$164
$167
$168
$168
$168
$25
$27
$14
$11
$9
$7
$203
$191
$181
$179
$177
$175
$0
$50
$100
$150
$200
$250
2008 2009 2010
2011
2012 12 Months
Ended 03/31/13
Fiscal Year
All Other O&M Expenses O&M Uncollectible Expense
May 2013

Utility

Strong Commitment to Safety
The anticipated increase in 2013
capital expenditures is largely due
to the implementation of a new
Customer Information System
The Utility remains
focused on consistent
spending to maintain
the ongoing safety and
reliability of its system
$45.1
$44.4
$45.0
$44.3
$43.8
$57.5
$56.2
$58.0
$58.4
$58.3
$65-$70
$0
$20
$40
$60
$80
2008 2009 2010 2011 2012 2013
Forecast
Fiscal Year
Capital Expenditures for Safety
Total Capital Expenditures
May 2013

National Fuel Gas Company

Capital Deployment Has Led to Significant Accomplishments
Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.
May 2013
136% Increase in Proved Reserves Since 2009
Total oil and gas proved reserves reached 1,246 Bcfe at September 30, 2012, with a 3-year average F&D cost of $1.87/Mcfe
96% Production Growth Since 2009
Despite the 2011 sale of its offshore Gulf of Mexico properties, Seneca has increased production from 42.5 Bcfe in 2009 to 83.4 Bcfe in 2012
37% Increase in Pipeline & Storage Adjusted EBITDA since Fiscal 2011
As a result of major Appalachian pipeline expansions, Adjusted EBITDA reached $153 million for the last 12 months and new projects will continue to drive growth beyond fiscal 2013
44.3 Bcfe in 2012 NFG Midstream Gathering Volumes
NFG Midstream gathered more than 44 Bcfe of volumes for Seneca Resources, eliminating the need to rely upon and provide payment to third party infrastructure operators

Bakersfield
Los Angeles

Rochester
Buffalo
Albany
Erie
New York
Pittsburgh
Harrisburg

National Fuel

National Fuel Gas Company 46 Appendix May 2013

National Fuel Gas Company

Fiscal Year 2013 Earnings Guidance Drivers
2013 Forecast
GAAP Earnings per Share $2.95 - $3.10
Exploration & Production Drivers
Total Production (Bcfe) 110 - 118
DD&A Expense (per Mcfe) $2.05 - $2.15
LOE Expense (per Mcfe) $0.95 - $1.05
G&A Expense $60 - $62 MM
Pipeline & Storage Drivers
O&M Expense +3%
Revenue $260 - $265 MM
Utility Drivers
O&M Expense +3%
Normal Weather in PA
Energy Marketing Drivers
Operating Income $5 - $10 MM
May 2013

$600
$500
$400
$300
$200
$100
$0
Debt Maturity ($ Millions)
$300
6.500%
$250
8.750%
$500
4.900%
$549
$500
3.750%
$49
7.395%
$50
7.375%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Fiscal Year

National Fuel

May 2013 National Fuel Gas Company 48 No Debt Maturities Until Fiscal 2018 Embedded Cost of Long-Term Debt 5.58% In February, the Company Issued $500 million in 10-year notes at 3.75%

Rochester
Buffalo
Albany
Erie
New York
Pittsburgh
Harrisburg

National Fuel

Midstream Businesses 49 Appendix May 2013

May 2013
Midstream Businesses

Regulated Interstate Expansion Initiatives (Pipeline & Storage)
Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service Market Status
Lamont Compressor Station 90,000 $14 MM 2010/2011 Fully Subscribed Completed – Two Phases
Line “N” Expansion 160,000 $22 MM 10/2011 Fully Subscribed Completed
Tioga County Extension 350,000 $58 MM 11/2011 Fully Subscribed Completed
Northern Access Expansion 320,000 $77 MM 11/2012 Fully Subscribed Completed
Line “N” 2012 Expansion 163,000 $40 MM 11/2012 Fully Subscribed Completed
Line “N” 2013 Expansion 30,000 ~$5 MM 11/2013 Fully Subscribed Executed Precedent Agreement
Mercer Expansion Project 105,000 ~$30 MM 11/2014 Fully Subscribed Executed Precedent Agreement
West Side Expansion 95,000+ ~$65 MM 2015 OS Concluded Negotiating Precedent Agreements
Central Tioga County
Extension
260,000 ~$150 MM 2015/2016 OS Concluded Discussions with anchor shipper
West to East ~425,000 ~$290 MM ~2016 29% Subscribed
Marketing continues with producers in
various stages of exploratory drilling
Total Firm Capacity:  ~1,998,000+ Dth/D
Capital Investment: ~$751 MM

May 2013
Midstream Businesses

Gathering Expansion Initiatives (NFG Midstream)
Project Name
Capacity
(Mcf/D)
Est.
CapEx
In-Service
Date
Market Comments
Covington Gathering System 220,000 $40 MM
Multiple
Phases -
Most
In-Service
Capacity Available
[Marketing to
Third Parties]
Completed – Flowing into TGP 300
Line.  This includes ~$10 million of
current and future spending to
build pipeline to connect additional
wells
Trout Run Gathering System 466,000 $185 MM May 2012
Capacity Available
[Marketing to
Third Parties]
Completed – Flowing into Transco
Leidy Line.  This includes ~$90
million of current and future
spending to build compression and
pipeline to connect additional wells
Tionesta Gathering System 10,000 $2.1 MM April 2012 Fully Subscribed
Completed – Flowing into TGP 300
Line.
Mt. Jewett Gathering System 10,000 $3.9 MM
FY2013
Q3
Fully Subscribed Under Construction
Total Firm Capacity:  ~706,000 Mcf/D
Capital Investment: ~$231 MM

Bakersfield
Los Angeles

Rochester
Buffalo
Albany
Erie
New York
Pittsburgh
Harrisburg

SENECA RESOURCES

Exploration & Production 52 Appendix May 2013

Natural Gas (Bcf)
Crude Oil (MMbbl)
Total Proved Reserves (Bcfe)
1500
1200
900
600
300
0
2009 to 2012 CAGR: 33%
503
528
700
935
1,246
226
249
428
675
988
46.2
46.6
45.2
43.3
42.9
2008
2009
2010
2011
2012
At September 30

SENECA RESOURCES

May 2013
Seneca Resources

Another Strong Year of Reserve Growth
Fiscal
Years
3-Year
F&D Cost (1)
($/Mcfe)
2006-2008 $7.63
2007-2009 $5.35
2008-2010 $2.37
2009-2011 $2.09
2010-2012 $1.87
Seneca has more than doubled
its proved reserves since 2009,
while maintaining a relatively
high percentage of proved
developed reserves (67%),
given its large resource base
(1) Represents a three-year average U.S. finding and development cost

May 2013
Seneca Resources

Hedge Positions and Strategy
Natural Gas
Swaps
Volume
(Bcf)
Average
Hedge Price
Fiscal 2013 38.7 $4.49 / Mcf
Fiscal 2014 62.7 $4.28 / Mcf
Fiscal 2015 39.7 $4.27 / Mcf
Fiscal 2016 37.3 $4.35 / Mcf
Fiscal 2017 23.0 $4.19 / Mcf
Oil Swaps
Volume
(MMBbl)
Average
Hedge Price
Fiscal 2013 0.9 $94.92 / Bbl
Fiscal 2014 1.6 $100.26 / Bbl
Fiscal 2015 0.6 $93.66 / Bbl
Fiscal 2016 0.4 $88.39 / Bbl
Most hedges executed at sales point to eliminate basis risk
Seneca has hedged approximately 73% of its
forecasted production for Fiscal 2013
Note: Fiscal 2013 hedge positions are for the remaining six months of the fiscal year

Seneca-Operated Appalachian
Rig Count
6.0
4.0
2.0
0.0
3.8
2.9
3.0
2012
2013E
2014E
Fiscal Year

Drilling & Completion Operations
Non-RCS - Frac Stages per Day (1)
RCS - Frac Stages per Day (1)
Drilling Pace (Feet per Day) (2)
Average Frac Stages per Day
Average Drilling Pace (Ft per Day)
15
10
5
0
1,200
800
400
0
4.4
5.0
7.3
9.0
2012
2013E
2014E
Fiscal Year

SENECA RESOURCES

May 2013
Seneca Resources

Operational Efficiencies Continue to Drive Production Growth
Ongoing efficiency allows for more activity with a flat rig count
(1)
RCS – Reduced Cluster Spacing
(2)
Drilling pace represents the average feet drilled per day from the time the well is spud until it reaches total depth (TD)

Drilling Cost per Lateral Foot
WDA/DCNR 595
DCNR 100
$800
$700
$600
$500
$400
$300
$200
$650
$565
$532
$674
$500
$550
$425
$500
2010
2011
2012
2013 Target
2014 Target

Completion Cost per Stage ($000)(1)
WDA/DCNR 595
DCNR 100
$400
$350
$300
$250
$200
$150
$100
$311
$294
$261
$270
$223
$240
$200
$200
2010
2011
2012
2013 Target
2014 Target

SENECA RESOURCES

May 2013
Marcellus Shale

Targeting Continued Cost Reductions
(1) Completion Cost per Stage is for horizontal wells completed utilizing a standard completion design, not a Reduced Cluster Spacing (RCS) completion design.

May 2013
National Fuel Gas Company

Comparable GAAP Financial Measure Slides and Reconciliations
This presentation contains certain non-GAAP financial measures.  For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations, or on earnings absent the effect of certain credits and charges, including interest, taxes, and depreciation, depletion and amortization.  The Company’s management uses these non-
GAAP financial measures for the same purpose, and for planning and forecasting purposes.  The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with
GAAP.

May 2013

Reconciliation of Exploration & Production West Division Adjusted EBITDA
to Exploration & Production Segment Net Income
($ Thousands)
12 Months Ended
March 31, 2013
Exploration & Production - West Division Adjusted EBITDA 218,842 $
Exploration & Production - All Other Divisions Adjusted EBITDA 208,620
Total Exploration & Production Adjusted EBITDA 427,462 $
Minus: Exploration & Production Net Interest Expense (33,788)
Minus: Exploration & Production Income Tax Expense (80,420)
Minus: Exploration & Production Depreciation, Depletion & Amortization (214,871)
Exploration & Production Net Income 98,383 $
Exploration & Production Net Income 98,383 $
Pipeline & Storage Net Income 71,455
Utility Net Income
68,356
Energy Marketing Net Income
5,208
Corporate & All Other Net Income
2,248
Consolidated Net Income
245,650 $

May 2013

Reconciliation of Adjusted EBITDA to Consolidated Net Income
($ Thousands)
FY 2009 FY 2010 FY 2011 FY 2012
Exploration & Production - West Division Adjusted EBITDA 171,572 $            187,838 $            187,603 $            226,897 $            218,842 $
Exploration & Production - All Other Divisions Adjusted EBITDA 108,139               139,624               189,854               170,232               208,620
Total Exploration & Production Adjusted EBITDA 279,711 $            327,462 $            377,457 $            397,129 $            427,462 $
Total Adjusted EBITDA
Exploration & Production Adjusted EBITDA 279,711 $            327,462 $            377,457 $            397,129 $            427,462 $
Utility Adjusted EBITDA 164,443               167,328               168,540               159,986               170,824
Pipeline & Storage Adjusted EBITDA 130,857               120,858               111,474               136,914               152,563
Energy Marketing Adjusted EBITDA 11,589                  13,573                  13,178                  5,945                     7,656
Corporate & All Other Adjusted EBITDA (5,575)                   2,429                     (2,960)                   4,140                     9,773
Total Adjusted EBITDA 581,025 $            631,650 $            667,689 $            704,114 $            768,278 $
Total Adjusted EBITDA 581,025 $            631,650 $            667,689 $            704,114 $            768,278 $
Minus: Net Interest Expense (81,013)                (90,217)                (75,205)                (82,551)                (87,061)
Plus:  Other Income 9,762                     6,126                     5,947                     5,133                     4,646
Minus: Income Tax Expense (52,859)                (137,227)              (164,381)              (150,554)              (163,691)
Minus: Depreciation, Depletion & Amortization (170,620)              (191,199)              (226,527)              (271,530)              (298,194)
Minus: Impairment of Oil and Gas Properties (E&P) (182,811)              -                         -                         -                         -
Plus/Minus: Income/(Loss) from Discontinued Operations, Net of Tax (Corp. & All Other) (2,776)                   6,780                     -                         -                         -
Plus: Gain on Sale of Unconsolidated Subsidiaries (Corp. & All Other) -                         -                         50,879                  -                         -
Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S) -                         -                         -                         21,672                  21,672
Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P) -                         -                         -                         (6,206)                   -
Rounding -                         -                         -                         (1)                            -
Consolidated Net Income 100,708 $            225,913 $            258,402 $            220,077 $            245,650 $
Consolidated Debt to Total Adjusted EBITDA
Long-Term Debt, Net of Current Portion (End of Period)
1,249,000 $         1,049,000 $         899,000 $            1,149,000 $         1,649,000 $
Current Portion of Long-Term Debt (End of Period)
-                         200,000               150,000               250,000               -
Notes Payable to Banks and Commercial Paper (End of Period) -                    -                    40,000             171,000            -
Total Debt (End of Period) 1,249,000 $      1,249,000 $      1,089,000 $      1,570,000 $      1,649,000 $
Long-Term Debt, Net of Current Portion (Start of Period) 999,000            1,249,000         1,049,000         899,000            1,149,000
Current Portion of Long-Term Debt (Start of Period) 100,000            -                    200,000            150,000            250,000
Notes Payable to Banks and Commercial Paper (Start of Period) -                    -                    -                    40,000             20,000
Total Debt (Start of Period) 1,099,000 $      1,249,000 $      1,249,000 $      1,089,000 $      1,419,000 $
Average Total Debt 1,174,000 $      1,249,000 $      1,169,000 $      1,329,500 $      1,534,000 $
Average Total Debt to Total Adjusted EBITDA 2.02                 1.98                 1.75                 1.89                 2.00
12-Months Ended
3/31/13

May 2013

Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($ Thousands)
FY 2013
FY 2009 FY 2010 FY 2011 FY 2012 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures 188,290 $   398,174 $         648,815 $         693,810 $         $525,000-585,000
Pipeline & Storage Capital Expenditures - Expansion 52,504         37,894              129,206            144,167            $70,000-90,000
Utility Capital Expenditures 56,178         57,973              58,398              58,284              $65,000-70,000
Marketing, Corporate & All Other Capital Expenditures 9,829           7,311                 17,767              81,133              $50,000-75,000
Total Capital Expenditures from Continuing Operations 306,801 $   501,352 $         854,186 $         977,394 $         $710,000-820,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures 216              150 $                 - $                   - $                   - $
Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2012 Accrued Capital Expenditures - $            - $                   - $                   (38,861) $          - $
Exploration & Production FY 2011 Accrued Capital Expenditures -               -                      (103,287)           103,287            -
Exploration & Production FY 2010 Accrued Capital Expenditures -               (78,633)             78,633              -                           -
Exploration & Production FY 2009 Accrued Capital Expenditures (9,093)          19,517              -                           -                           -
Pipeline & Storage FY 2012 Accrued Capital Expenditures -                     -                           -                           (2,696)               -
Pipeline & Storage FY 2011 Accrued Capital Expenditures -                     -                           (7,271)               7,271                 -
Pipeline & Storage FY 2008 Accrued Capital Expenditures 16,768         -                           -                           -                           -
All Other FY 2012 Accrued Capital Expenditures -               -                           -                           (11,000)             -
All Other FY 2011 Accrued Capital Expenditures -                     -                           (1,389)               1,389                 -
All Other FY 2009 Accrued Capital Expenditures (715)             715                     -                           -                           -
Total Accrued Capital Expenditures 6,960 $        (58,401) $          (33,314) $          59,390 $           - $
Eliminations (344) $          - $                   - $                   - $                   - $
Total Capital Expenditures per Statement of Cash Flows 313,633 $   443,101 $         820,872 $         1,036,784 $     $710,000-820,000